UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2009

FIRST MERCHANTS CORPORATION

(Exact name of registrant as specified in its charter)

INDIANA

(State or other jurisdiction of incorporation)

0-17071	35-1544218
(Commission File Number)	(IRS Employer Identification No.)

200 East Jackson Street

P.O. Box 792

Muncie, Indiana	47305-2814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 747-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(d)       At its Annual Meeting on May 6, 2009, Patrick A. Sherman was elected to the Board of Directors of First Merchants Corporation (the “Corporation”). At its meeting on July 28, 2009, the Corporation’s Board of Directors appointed Mr. Sherman to its Audit Committee.

(e)       Effective July 28, 2009, the Corporation entered into a Change of Control Agreement with John J. Martin, its Senior Vice President and Chief Credit Officer. This agreement provides for certain payments to be made to Mr. Martin upon certain "Changes in Control" of the Corporation. A copy of this agreement is attached hereto as Exhibit 10.1.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)       At its meeting on July 28, 2009, the Board of Directors of the Corporation adopted an amendment to Article V, Section 1 of the Corporation’s Bylaws in order to avoid the application of Enrolled Act, Senate Bill 0450, enacted by the Indiana General Assembly, which became effective on July 1, 2009. Without the amendment, the Senate Enrolled Act would have required the Corporation to maintain staggered terms of its Board of Directors and directed the method by which the Board terms must be staggered. A copy of amended Article V, Section I of the Corporation’s Bylaws is attached here to as Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	(3.1) Article V, Section 1 of the Corporation’s Bylaws, as amended July 28, 2009

(10.1) John J. Martin Change of Control Agreement, dated July 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: July 30, 2009.

FIRST MERCHANTS CORPORATION

By: /s/ Mark K. Hardwick
Mark K. Hardwick,
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

(3.1) Article V, Section 1 of the Corporation’s Bylaws, as amended July 28, 2009

(10.1) John J. Martin Change of Control Agreement, dated July 28, 2009.

EXHIBIT 3.1

Article V, Section 1 of the Corporation’s Bylaws

ARTICLE V

Board of Directors

Section 1. Election, Number and Term of Office. The business and affairs of the Corporation shall be managed in accordance with the Act under the direction of a Board consisting of not less than nine (9) and not more than fifteen (15) Directors, who shall be elected by the holders of the shares of stock entitled by the Articles of Incorporation to elect Directors. The number of Directors shall be fixed or changed from time to time, within this minimum and maximum, by a two-thirds (2/3) vote of the Board of Directors. No decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

The Directors shall be divided into three (3) classes as nearly equal in number as possible, all Directors to serve three (3) year terms except as provided in the third paragraph of this Section. One class shall be elected at each annual meeting of the shareholders, by the holders of the shares of stock entitled by the Articles of Incorporation to elect Directors.

No person shall serve as a Director subsequent to the annual meeting of shareholders following the end of the calendar year in which such person attains the age of seventy (70) years. The term of a Director shall expire as of the annual meeting following which the Director is no longer eligible to serve under the provisions of this paragraph, even if fewer than three (3) years have elapsed since the commencement of the Director’s term.

Except in the case of earlier resignation, removal or death, all Directors shall hold office until their respective successors are chosen and qualified.

The Corporation elects not to be governed by IC §23-1-33-6(c).

The provisions of this Section of the Bylaws may not be changed or amended except by a two-thirds (2/3) vote of the Board of Directors.

EXHIBIT 10.1

John J. Martin Change of Control Agreement

CHANGE OF CONTROL AGREEMENT

This Agreement is made and entered into as of February 6, 2009, by and between First Merchants Corporation, an Indiana corporation (hereinafter referred to as “Corporation”), with its principal office located at 200 East Jackson Street, Muncie, Indiana, and John J. Martin (hereinafter referred to as “Executive”), of Carmel, Indiana.

WHEREAS, the Corporation considers the continuance of proficient and experienced management to be essential to protecting and enhancing the best interests of the Corporation and its shareholders; and

WHEREAS, the Corporation desires to assure the continued services of the Executive on behalf of the Corporation; and

WHEREAS, the Corporation recognizes that if faced with a proposal for a Change of Control, as hereinafter defined, the Executive will have a significant role in helping the Board of Directors assess the options and advising the Board of Directors on what is in the best interests of the Corporation and its shareholders; and it is necessary for the Executive to be able to provide this advice and counsel without being influenced by the uncertainties of the Executive’s own situation; and

WHEREAS, the Corporation desires to provide fair and reasonable benefits to the Executive on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained and the continued employment of the Executive by the Corporation as its Senior Vice President and Chief Credit Officer, the Corporation and the Executive, each intending to be legally bound, covenant and agree as follows:

1.	Term of Agreement.

This Agreement shall continue in effect through December 31, 2009; provided, however, that commencing on December 31, 2009 and each December 31 thereafter, the term of this Agreement shall automatically be extended for one additional year unless, not later than October 31, 2009 or October 31 immediately preceding any December 31 thereafter, the Corporation shall have given the Executive notice that it does not wish to extend this Agreement; and provided further, that if a Change of Control of the Corporation, as defined in Section 2, shall have occurred during the original or extended term of this Agreement, this Agreement shall continue in effect for a period of not less than twenty-four (24) months beyond the month in which such Change of Control occurred.

2.	Definitions.

For purposes of this Agreement, the following definitions shall apply:

A.	Cause: “Cause” shall mean:

(1)	professional incompetence;

(2)	willful misconduct;

(3)	personal dishonesty;

(4)	breach of fiduciary duty involving personal profit;

(5)	intentional failure to perform stated duties;

(6)	willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist orders; and

(7)	any intentional material breach of any term, condition or covenant of this Agreement.

(B)	Change of Control: “Change of Control” shall mean:

(1)

any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 [“Exchange Act”]), other than the Corporation, is or becomes the Beneficial Owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Corporation or Bank representing twenty-five percent (25%) or more of the combined voting power of the Corporation’s or the Bank’s then outstanding securities;

(2)	persons constituting a majority of the Board of Directors of the Corporation or the Bank were not directors of the Corporation for at least the twenty-four (24) preceding months;

(3)

the stockholders of the Corporation or the Bank approve a merger or consolidation of the Corporation or the Bank with any other corporation, other than (a) a merger or consolidation which would result in the voting securities of the Corporation or the Bank outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Corporation or Bank such surviving entity outstanding immediately after such a merger or consolidation, or (b) a merger or consolidation effected to implement a recapitalization of the Corporation or the Bank (or similar transaction) in which no person acquires fifty percent (50%) or more of the combined voting power of the Corporation’s or the Bank’s then outstanding securities; or

(4)

the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or the Bank or an agreement for the sale or disposition by the Corporation or the Bank of all or substantially all of the Corporation’s or the Bank’s assets.

(C)

Date of Termination: “Date of Termination” shall mean the date stated in the Notice of Termination (as hereinafter defined) or thirty (30) days from the date of delivery of such notice, as hereinafter defined, whichever comes first.

(D)

Disability: “Disability” shall mean the definition of such term as used in the disability policy then in effect for the Corporation or the Bank, and a determination of full disability by the Corporation or the Bank; provided that in the event there is no disability insurance then in force, “disability” shall mean incapacity due to physical or mental illness which will have caused the Executive to have been unable to perform his duties with the Corporation and/or the Bank on a full time basis for one hundred eighty (180) consecutive calendar days.

(E)

Notice of Termination: “Notice of Termination” shall mean a written notice, communicated to the other parties hereto, which shall indicate the specific termination provisions of this Agreement relied upon and set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive’s employment under the provisions so indicated.

(F)

Retirement: “Retirement” shall mean termination of employment by the Executive in accordance with the Corporation’s or the Bank’s normal retirement policy generally applicable to its salaried employees in effect at the time of a Change of Control.

3.	Termination.

(A)

General. If any of the events described in Section 2 constituting a Change in Control of the Corporation or the Bank shall have occurred, the Executive shall be entitled to the benefits described in Section 4 upon the subsequent termination of the Executive’s employment during the term of this Agreement, unless such termination is (a) because of the death or Disability of the Executive, (b) by the Corporation for Cause, or (c) by the Executive other than on account of Constructive Termination (as hereinafter defined).

(B)

If, following a Change of Control, the Executive’s employment shall be terminated for Cause, the Corporation and/or the Bank shall pay him his salary through the Date of Termination at the rate in effect on the date of the Notice of Termination, and the Corporation and the Bank shall have no further obligations under this Agreement. If, following a Change of Control, the Executive’s employment shall be terminated as a result of death or Disability, compensation to the Executive shall be made pursuant to the Corporation’s and the Bank’s then existing policies on death or Disability, and the Corporation and the Bank shall have no further obligations under this Agreement. If, following a Change of Control, the Executive’s employment is terminated by and at the request of the Executive as a result of Retirement, compensation to the Executive shall be made pursuant to the Corporation’s and the Bank’s normal retirement policy generally applicable to its salaried employees at the time of the Change of Control, and the Corporation and the Bank shall have no further obligations under this Agreement.

(C)

Constructive Termination. The Executive shall be entitled to terminate his employment upon the occurrence of Constructive Termination. For purposes of this Agreement, “Constructive Termination” shall mean, without the Executive’s express written consent, the occurrence, after a Change of Control of the Corporation or the Bank, of any of the following circumstances:

(1)

the assignment to the Executive of any duties inconsistent (unless in the nature of a promotion) with the position in the Corporation or the Bank that the Executive held immediately prior to the Change of Control of the Corporation or the Bank, or a significant adverse reduction or alteration in the nature or status of the Executive’s position, duties or responsibilities or the conditions of the Executive’s employment from those in effect immediately prior to such Change of Control;

(2)	a reduction in the Executive’s annual base salary, as in effect immediately prior to the Change of Control of the Corporation or the Bank or as the same may be adjusted from time to time;

(3)	the Bank and/or the Corporation requires the Executive to be relocated anywhere other than its offices serving the market area of the Bank;

(4)

the taking of any action to deprive the Executive of any material fringe benefit enjoyed by him at the time of the Change of Control, or the failure to provide him with the number of paid vacation days to which he is entitled on the basis of years of service with the Corporation and/or the Bank and in accordance with the Corporation’s or the Bank’s normal vacation policy in effect at the time of the Change of Control;

(5)

the failure to continue to provide the Executive with benefits substantially similar to those enjoyed by the Executive under any of the Corporation’s or the Bank’s life insurance, medical, health and accident, or disability plans in which the Executive was participating at the time of the Change of Control of the Corporation or the Bank, or the taking of any action which would directly or indirectly materially reduce any of such benefits; or

(6)

the failure of the Corporation or the Bank to continue this Agreement in effect, or to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 5 hereof.

For purposes of this Section 3(C), a Constructive Termination shall be deemed to have occurred thirty (30) days after the Executive has given the Corporation written notice of any condition that the Executive believes constitutes Constructive Termination under this Agreement, but only if the Corporation has failed within such thirty (30)-day period to remedy such condition. Any failure by the Executive to give written notice, within ninety (90) days of its initial existence, of a condition that the Executive believes constitutes Constructive Termination under this Agreement shall be deemed to be a waiver and consent by the Executive to the action or inaction by the Corporation causing the existence of the condition and shall not thereafter provide a basis for a claim by the Executive of Constructive Termination. In any Notice of Termination given by the Executive on account of Constructive Termination in accordance with Section 2(E), the Date of Termination stated in such Notice shall not be earlier than the date a Constructive Termination is deemed to have occurred, as provided above; provided, however, if the Executive’s claim of Constructive Termination is based on the condition described in Subsection (6) of this Section 3(C), then the Date of Termination shall be the date provided in Section 5.

4.	Compensation Upon Termination.

Following a Change of Control, if his employment by the Corporation or the Bank shall be terminated by the Executive on account of Constructive Termination or by the Corporation or the Bank other than for Cause, death, Disability, or Retirement (by and at the request of the Executive), then the Executive shall be entitled to the benefits provided below:

(A)

No later than the fifth day following the Date of Termination, the Corporation or the Bank shall pay to the Executive his full base salary through the Date of Termination, at the rate in effect at the time Notice of Termination is given, plus all other amounts to which the Executive is entitled under any incentive, bonus or other compensation plan of the Corporation or the Bank in effect at the time such payments are due;

(B)

In lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination, no later than the fifth day following the Date of Termination, the Corporation or the Bank shall pay to the Executive a lump sum severance payment, in cash, equal to one and one-half (1.50) times the sum of (a) the Executive’s annual base salary rate as in effect on the date of the Notice of Termination, and (b) the largest bonus received by the Executive during the two (2) years immediately preceding the Date of Termination under the Corporation’s Management Incentive Plan covering the Executive;

(C)

During the period beginning with the Executive’s Date of Termination and continuing until the earlier of (a) the second anniversary of such Date of Termination, or (b) Executive’s sixty-fifth (65th) birthday, the Corporation or the Bank shall arrange to provide the Executive with life, disability, accident and health insurance benefits substantially similar to those which the Executive was receiving immediately prior to the Notice of Termination and shall pay the same percentage of the cost of such benefits as the Corporation or the Bank was paying on the Executive’s behalf on the date of such Notice;

(D)

In lieu of shares of common stock of the Corporation (“Corporation Shares”) issuable upon the exercise of outstanding options (“Options”), if any, granted to the Executive under any Corporation stock option plan (which Options shall be cancelled upon the making of the payment referred to below), the Executive shall receive, no later than the fifth day following the Date of Termination, an amount in cash equal to the product of (a) the excess of the higher of the closing price of Corporation Shares as reported on the NASDAQ National Market System, the American Stock Exchange or the New York Stock Exchange, wherever listed, on or nearest the Date of Termination or the highest per share price for Corporation Shares actually paid in connection with any Change of Control of the Corporation, over the per share exercise price of each Option held by the Executive (whether or not then fully exercisable), times (b) the number of Corporation Shares covered by each such Option;

(E)

If the payments or benefits, if any, received or to be received by the Executive (whether under this Agreement or under any other plan, arrangement, or agreement between the Executive and the Corporation or the Bank), in connection with termination or Constructive Termination of the Executive’s employment following a Change of Control, constitute an “excess parachute payment” within the meaning of §&#61479;280G of the Internal Revenue Code (“Code”), the Corporation or the Bank shall pay to the Executive, no later than the fifth day following the Date of Termination, an additional amount (as determined by the Corporation’s independent public accountants) equal to the excise tax, if any, imposed on the “excess parachute payment” under §4999 of the Code; provided, however, if the amount of such excise tax is finally determined to be more or less than the amount paid to the Executive hereunder, the Corporation or the Bank (or the Executive if the finally determined amount is less than the original amount paid) shall pay the difference between the amount originally paid and the finally determined amount to the other party no later than the fifth day following the date such final determination is made;

(F)

The Corporation or the Bank shall pay to the Executive all reasonable legal fees and expenses incurred by the Executive as a result of such termination (including all such fees and expenses, if any, incurred in contesting or disputing any such termination or in seeking to obtain or enforce any right or benefit provided by this Agreement), unless the decision-maker in any proceeding, contest, or dispute arising hereunder makes a formal finding that the Executive did not have a reasonable basis for instituting such proceeding, contest, or dispute;

(G)

The Corporation or the Bank shall provide the Executive with individual out-placement services in accordance with the general custom and practice generally accorded to an executive of the Executive’s position.

5.	Successors; Binding Agreement.

(A)

The Corporation or the Bank shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Corporation or the

Bank to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation or the Bank would be required to perform it if no such succession had taken place. Failure of the Corporation or the Bank to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Corporation or the Bank in the same amount and on the same terms to which the Executive would be entitled hereunder if the Executive terminates his employment on account of Constructive Termination following a Change of Control of the Corporation or the Bank, except that for the purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used in this Agreement, “the Corporation or the Bank” shall mean the Corporation or the Bank and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement, by operation of law or otherwise.

(B)

This Agreement shall inure to the benefit of and be enforceable by the Executive and his personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amount would still be payable to the Executive hereunder had the Executive continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the devisee, legatee or other designee or, if there is no such designee, to his estate.

6.	Miscellaneous.

No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the Corporation. No waiver by either party hereto at the time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Indiana without regard to its conflicts of law principles. All references to a section of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such section. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law. The obligations of the Corporation or the Bank under Section 4 shall survive the expiration of the term of this Agreement.

7.	Validity.

The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

8.	Counterparts.

This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

9.	Arbitration.

Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three (3) arbitrators in Muncie, Indiana in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator’s award in any court having jurisdiction; provided, however, that the Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

10.	Entire Agreement.

This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto; and any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and cancelled.

IN WITNESS WHEREOF, the Corporation and the Bank have caused this Agreement to be executed by their duly authorized officers, and the Executive has hereunder subscribed his name, as of the day and year first above written.

“CORPORATION”	“EXECUTIVE”

FIRST MERCHANTS CORPORATION

By ______________________________	By ______________________________
Michael C. Rechin	John J. Martin
President & Chief Executive Officer